SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


April 30, 1999
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



13465 Beach Avenue
Marina del Rey, CA 90292
(Address of principal executive offices and zip code)





(310) 823-9513
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On April 15, 1999 Syncronys Softcorp filed its ninth Monthly Interim Statement and Debtor in Possession Operating Report for the period: March 1, 1999 through March 31, 1998.
Reports details listed under Item 7 following this item.









                                                                Page 2 of 10
Item 7.  Financial Statements and Exhibits.

Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 9
Debtor                                        For the period From:  1-Mar-99
Chapter 11 Case No: LA98-38413VZ                               To: 31-Mar-99

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $746,695.26    192,237.23      100.00
B. Less: Total Disbursements per all
                Prior statements          482,262.66    192,149.50       90.00
C. Beginning Balance (A less B)           264,432.60         87.73       10.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:                 3,325.80     21,400.00           0
E. Balance Available (C plus D)           267,758.40     21,487.73       10.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet
TOTAL DISBURSEMENTS THIS PERIOD:          141,219.54     21,379.09
G. Ending Balance (E less F)             $126,538.86       $108.64      $10.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand - None

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 4/15/99
                          Walter D. Doyle                   Alan Hart

                     			  President / CEO                   Accountant
                          Syncronys Softcorp 	            Syncronys Softcorp
                          Debtor in Possession            Debtor in Possession

                                                                Page 3 of 10
                                                         Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

03/01/99 Deposit Digital River & Misc. Sales       764.64
03/11/99 Xfer    Transfer to payroll Account               10,700.00
03/15/99 Deposit Misc. Sales and A/R Collections 2,251.13
03/29/99 Xfer    Transfer to Payroll Account               10,700.00
03/31/99 Void    Ck # 1251 (from 2/24/99) voided   310.03
         Total Receipts this period              3,325.80  21,400.00
         Less Transfers between accounts             0.00  21,400.00

         Net Deposit                             3,325.80       0.00


                 Disbursements

03/01/99 CK1255  Ingram Gore - Consulting        1,100.00
03/01/99 CK1256  Brian Semler - March 99 Rent    2,481.60
03/01/99 CK1257  Michael Berg - Exp. Reimburse.    177.00
03/01/99 CK1258  Beckman, Millman & Sanders -
                 Law Firm - Retainer             5,000.00
03/02/99 CK1259  Walter Doyle - Exp. Reimburse.  5,000.00
03/02/99 CK1260  Federal Express - Courier Serv.    12.50
03/02/99 CK1261  April Robertson - Consulting    1,000.00
03/02/99 ED      ADP Payroll Processing Fee                    34.75
03/08/99 CK1262  Carl Kosnar - Consulting        4,000.00
03/08/99 CK1263  Standard Registrar -
                 Transfer Agent Fees             4,135.00
03/11/99 Xfer    Transfer to payroll Account    10,700.00
03/12/99 CK1264  B&B Hardware - Misc. Office exp.    2.06
03/12/99 ED      payroll Taxes                              2,186.86
03/15/99 ED      Payroll net Amount                         8,443.58
03/15/99 CK1265  Void check
03/15/99 CK1266  David Stephenson - Accrued exp. 8,000.00
03/15/99 CK1267  RJ Young Design - Accrued exp.  4,000.00
03/15/99 CK1268  Ingram Gore - Consulting        1,100.00
03/15/99 CK1269  Ingram Gore - Expense reimb.      134.19
03/15/99 CK1270  Daniel Taylor - Accrued exp.   16,000.00
03/15/99 CK1271  Rainer Poertner - Accrued exp. 16,000.00
03/17/99 CK1272  Void check
03/17/99 CK1273  Ince Properties
                 Accrued expenses - Rent        21,864.35
03/17/99 CK1274  Summitt Reprographics -
                 Legal printing                    421.38
03/17/99 ED      ADP Payroll Processing Fee                    34.75
03/17/99 CK1275  Federal Express - Accrued exp.    250.00
03/17/99 CK1276  Southern CA Edison - Accrued exp. 891.30
03/17/99 CK1277  Pacific Bell - Accrued expenses   663.50
03/17/99 CK1278  Pacific Alarm - Accrued expenses  192.50
03/22/99 CK1280  Carl Kosnar - Consulting        4,000.00
03/23/99 CK1281  Blue Shield - Group Insurance      73.63
03/23/99 CK1282  LA Municipal Services - Power     262.26
03/23/99 CK1283  Cyberverse - Web page hosting     324.80

                                                                Page 4 of 10
03/23/99 CK1284  Frontier Comm. - Phone Bill       200.17
03/23/99 CK1285  GTE California - Phone Bill     1,124.10
03/23/99 CK1286  Kelly Services - Temp. Service  1,059.49
03/23/99 CK1287  Pacific Alarm - Alarm System       35.00
03/23/99 CK1288  Smart & Final - Supplies          117.03
03/23/99 CK1289  Vision Plan Service - Group Ins.   47.68
03/23/99 CK1290  Lonna Walker - Expense reimb.   5,000.00
03/23/99 CK1291  EquiVest Heritage Group - Exp.
                 Reimbursement                   7,500.00
03/23/99 CK1292  Taurus Group - Expense Reimb.   7,500.00
03/29/99 Xfer    Transfer to Payroll Account    10,700.00
03/29/99 ED      Misc. Payroll Taxes                           13.96
03/30/99 ED      Payroll Taxes                              2,186.85
03/31/99 ED      ADP Payroll Processing Fee                    34.75
03/31/99 ED      Payroll Net Amount                         8,443.59

         Total Disbursement this period       $141,219.54  21,379.09      0.00
         Less transfers between accounts        21,400.00       0.00      0.00
         Net Disbursements this period         119,819.54  21,379.09      0.00






                                                                Page 5 of 10
Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 9
Debtor                                        For the period From:  1-Mar-99
Chapter 11 Case No: LA98-38413VZ                               To: 31-Mar-99
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                               $884
Less: Sales Returns and Discounts           23
      Net Sales                                    861
Less: Cost of Goods Sold:
Beginning Inventory at Cost                  0
Add: Purchases
Less: Ending Inventory at Cost               0
      Cost of Goods Sold                              0
           Gross Profit                                        861
           Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    19,750
      Total Salaries and Wages                   19,750
      Employee Benefits and Pensions                793
Payroll Taxes                            1,525
Real Estate Taxes                            0
Federal and State Income Tax                 0
      Total Taxes                                 1,525
Rent and Lease Exp(Real & Personal Prop) 2,482
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                    0
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       269
Depreciation and Amortization              465
Repairs and Maintenance                    150
Advertising                                  0
Supplies, Office Expenses, copies, etc.)   708
Bad Debts                                    0
Miscellaneous Operating Expenses:       15,468 (see attached sheet)
      Total Operating Expenses                   41,610
            Net Gain/Loss from Business Operations         (40,749)

B. Not Related to Business Operations:
Income:
      Interest income                                74
      Other Non-Operating Revenue -Misc.         45,455
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                  45,529
Expenses Not Related to Business Operations:
Legal and Professional Fees - Legal, BK Attorney 17,950
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                               $ (13,170)
                                                                Page 6 of 10

     Syncronys Softcorp March 1999 Misc. Operating Expenses

          Bank Charges                     0
          Business License                 0
          Consultants - G&A            9,000
          Consultants - M&S            2,200
          Copier & Postage meter lease   184
          Corporate Fees                 177
          Courier                        107
          Dues and Subscriptions           0
          Misc. office Expenses          381
          Misc. R&D                        0
          Payroll Service - fees         104
          Postage                          0
          Press releases                   0
          Telephone                    1,294
          Temporary personnel          1,342
          Web Site & Internet            679


     Total Misc. Operating Expenses  $15,468







                                                                Page 7 of 10
Debtor in Possession Operating Report No: 9  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $2,017          $      0
      Overdue     31 - 60 Days            0                 0
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $2,017          $      0

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $213.43       4/09/99


4. Tax Liability:
      Gross Payroll Expense for Period:                  $19,750
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding    3/15/99        $1,752
Taxes                            3/31/99         1,752          0
State Payroll & Withholding      3/15/99           435
Taxes                            3/31/99           435          0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date   Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99    7/15/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):

Debtor in Possession Operating Report No: 9  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                   $30,113

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

On March 17, 1997 Syncronys Softcorp filed its Disclosure Statement and Plan of Reorganization.

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0
Dec.  31, 1998       204,986         1,250 01/29/99  1,250  1205       0
March 31, 1999       249,357         1,250                        $1,250

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 4/15/99
                          Walter D. Doyle                   Alan Hart



                     			  President / CEO                   Accountant
                          Syncronys Softcorp   	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: April 30, 1999                                  By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO